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New World Pasta Company
85 Shannon Road
Harrisburg, PA  17112

                                                           CONTACT: Cary A. Metz
                                                                  (717) 526-2200


                      NEW WORLD PASTA HOSTS CONFERENCE CALL

     HARRISBURG, PA - June 20, 2003 - New World Pasta Company will host a conference call to discuss the status of its work on its financial statements, Company developments and other related matters, on a one-hour conference call to be held on Monday, June 23, 2003 at 4 p.m. Eastern Daylight time. Interested investors and others may listen to the conference call by dialing 1-888-482-0024 (for U.S. callers) or 1-617-801-9702 (for International callers). Participants should call at least five minutes prior to the starting time. The pass code is 38334586.

     About New World Pasta Company.

     New World Pasta is a leading marketer and supplier of dry pasta in the United States and Canada, with manufacturing operations in the United States, Canada and Italy. Headquartered in Harrisburg, Pennsylvania, New World Pasta has over 1,200 employees worldwide.

FORWARD LOOKING STATEMENTS

INFORMATION DISCUSSED IN THE CONFERENCE CALL MAY CONTAIN FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933 AND
SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, WHICH REPRESENTS THE COMPANY'S EXPECTATIONS AND BELIEFS CONCERNING FUTURE EVENTS THAT INVOLVE RISKS AND UNCERTAINTIES WHICH COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE CURRENTLY ANTICIPATED. ALL STATEMENTS


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OTHER THAN STATEMENTS OF HISTORICAL FACTS INCLUDED IN THE CONFERENCE CALL ARE
FORWARD LOOKING STATEMENTS. FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE EXPRESSED OR IMPLIED IN SUCH FORWARD-LOOKING STATEMENTS INCLUDE THE COMPLETION OF THE COMPANY'S REQUIRED FINANCIAL STATEMENTS, WHICH COULD UNCOVER ADJUSTMENTS IN PRESENTLY UNKNOWN AREAS, THE PREPARATION OF RESTATED HISTORICAL FINANCIAL STATEMENTS, IF NECESSARY, AS WELL AS THOSE FACTORS SET FORTH IN OUR PERIODIC REPORTS FILED WITH THE SEC. CONSEQUENTLY, ALL OF THE FORWARD LOOKING STATEMENTS MADE IN THE CONFERENCE CALL ARE QUALIFIED BY THESE AND OTHER FACTORS, RISKS AND UNCERTAINTIES.


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